UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2025

WOLFSPEED, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on June 30, 2025, Wolfspeed, Inc. (“Wolfspeed”) and its wholly owned subsidiary, Wolfspeed Texas LLC (together with Wolfspeed, the “Company”), filed voluntary petitions commencing cases (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”) to implement a prepackaged chapter 11 plan of reorganization (the “Plan”).

On September 8, 2025, the Court entered the Order (A) Approving (I) the Disclosure Statement and (II) Confirming the Joint Prepackaged Chapter 11 Plan of Reorganization of Wolfspeed, Inc. and its Debtor Affiliate, and (B) Granting Related Relief (Docket No. 285) confirming the Plan.

Item 8.01	Other Events.

As previously disclosed, in connection with the Plan, Wolfspeed plans to effect a conversion of Wolfspeed from a North Carolina corporation to a Delaware corporation (the “Corporate Conversion”). Wolfspeed expects that the Corporate Conversion will become effective on or about September 29, 2025.

Cautionary Note Regarding the Chapter 11 Cases

Wolfspeed cautions that trading in Wolfspeed’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Wolfspeed’s securities may bear little or no relationship to the actual recovery, if any, by the holders of Wolfspeed’s securities in the Chapter 11 Cases. Wolfspeed expects that its equity holders may experience a significant loss on their investment.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Epiq Corporate Restructuring LLC at https://dm.epiq11.com/wolfspeed, by calling (888) 818-4267 or Non U.S./Canada at +1 (971) 606-5246, or by sending an email to wolfspeed@epiqglobal.com (with a reference to “Wolfspeed Solicitation Inquiry” in the subject line). The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including estimates, forecasts, and projections about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans, and objectives and the Company’s industry and market growth. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “forward” or “continue” and similar expressions are used to identify forward-looking statements. All statements in this Current Report that are not historical are forward-looking statements, including statements regarding the timing and effectiveness of the Corporate Conversion. Actual results could differ materially due to a number of factors, including but not limited to, risks and uncertainties associated with the Chapter 11 Cases; the Company’s ability to develop and implement the transactions contemplated by the Plan and the ultimate outcome of the Chapter 11 Cases in general; the length of time the Company will operate under the Chapter 11 Cases; the Company’s ability to consummate the Plan; the actions and decisions of equity holders, creditors, regulators, and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to consummate the Plan; risks relating to the potential delisting of Wolfspeed’s common stock from the New York Stock Exchange and future quotation of the common stock; and other factors discussed in the Company’s filings with the SEC, including the Company’s report on Form 10-K for the fiscal year ended June 29, 2025, and subsequent reports filed with the SEC. These forward-looking statements represent the Company’s judgment as of the date of this Current Report. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, the Company disclaims any intent or obligation to update any forward-looking statements after the date of this Current Report, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Melissa Garrett
Melissa Garrett Senior Vice President and General Counsel

Date: September 24, 2025